CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Stephen C. Rogers, President & Chief Executive Officer of the Shelton Funds (the "Registrant"), certify, to the officer’s knowledge:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 5, 2021	/s/ Stephen C. Rogers
Stephen C. Rogers, President and Chief Executive Officer

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, William P. Mock, Treasurer of the Shelton Funds (the "Registrant"), certify, to the officer’s knowledge:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 5, 2021	/s/ William P. Mock
William P. Mock, Treasurer